UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
May 28, 2026

MICROCHIP TECHNOLOGY INCORPORATED
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-42569	86-0629024
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address Of Principal Executive Offices, Including Zip Code)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.001 par value per share	MCHP	NASDAQ Stock Market LLC
(Nasdaq Global Select Market)
Depositary Shares, each representing a 1/20th interest in a share of 7.50% Series A Mandatory Convertible Preferred Stock $0.001 par value per share	MCHPP	NASDAQ Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 28, 2026, the Board of Directors (the "Board") of Microchip Technology Incorporated ("Microchip"), upon the recommendation from the Nominating, Governance and Sustainability Committee of the Board, appointed Mitch Little, former Senior Vice President, Worldwide Client Engagement of Microchip, as a member of the Board, effective June 1, 2026. Mr. Little founded CUSP Advisory Group and has authored two books, Shiftability: Creating a Sustainable Competitive Advantage in Selling and CUSP: Leading by Serving, When Outcomes Matter Most, to help lead others in understanding client value, excellence in co-creating leadership, and results outcome. Mr. Little was not appointed to any committee of the Board.

Mr. Little retired from Microchip effective May 31, 2022. The Board determined that Mr. Little meets the requirements of an independent director under Rule 5605(a)(2) of the Nasdaq Listing Rules.

There is no arrangement or understanding between Mr. Little and any other person pursuant to which Mr. Little was appointed as a director. There are no transactions in which Mr. Little has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Little will participate in Microchip’s standard compensation plan for non-employee directors. The standard compensation plan for non-employee directors is described in the section entitled "Director Compensation" of Microchip's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on July 7, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROCHIP TECHNOLOGY INCORPORATED

Date: June 1, 2026	By: /s/ J. Eric Bjornholt
J. Eric Bjornholt
Senior Corporate Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)